Exhibit 99.1

NEWS RELEASE
Mountain Valley Pipeline to Provide Natural Gas Service to Virginia Communities through Partnership with Roanoke Gas

PITTSBURGH, PA and ROANOKE, VA (October 1, 2015) Mountain Valley Pipeline, LLC and RGC Midstream, LLC today announced their intent to deliver natural gas to several Virginia communities along the proposed Mountain Valley Pipeline (MVP) route. As part of the agreement, RGC Midstream, LLC, a subsidiary of RGC Resources, Inc. (NASDAQ: RGCO), will acquire a 1% ownership interest in Mountain Valley Pipeline, LLC, which is a joint venture between EQT Midstream Partners, LP (NYSE: EQM), majority owner and operator of the proposed pipeline; and affiliates of NextEra Energy, Inc. (NYSE: NEE); WGL Holdings, Inc. (NYSE: WGL); and Vega Energy Partners, Ltd. In addition, Roanoke Gas Company will become a shipper on the pipeline in order to supply and expand its southwest Virginia customer base.

“RGC Midstream’s agreement with Mountain Valley Pipeline addresses the growing demand for natural gas in our region and enhances the reliability of our Roanoke Gas system,” said John D’Orazio, president and chief executive officer, RGC Resources. “Strengthening our natural gas supply and bringing access to unserved communities is essential for continued progress in southwest Virginia. It will increase the opportunity for economic growth in our region through a combination of industrial expansions, job creation, and new investments.”

With its connection to EQT Midstream Partners’ existing Equitrans system in West Virginia, the MVP is specifically designed to address infrastructure constraints associated with the rapid development of natural gas from the Marcellus and Utica shale plays, while more importantly offering critical supply diversity to meet the increasing demand for natural gas across the mid-Atlantic and Southeast.

“This agreement further reinforces our commitment to provide safe, reliable, clean-burning natural gas to communities along the MVP route and we are thrilled to have RGC Midstream as a regional partner,” said Randy Crawford, chief operating officer, EQT Midstream Partners. “Roanoke Gas has been proudly serving its customers across southwest Virginia for more than 130 years; and having access to one of the country’s lowest-cost energy resources will stimulate economic development through new employment and manufacturing opportunities, and also provide a source of additional tax revenues.”

The MVP is an approximately 300-mile long, 42-inch diameter pipeline, with an estimated total project cost of $3-$3.5 billion. Mountain Valley Pipeline, LLC expects to file a certificate application with the Federal Energy Regulatory Commission (FERC) later this month, and subject to approval by the FERC, the MVP is targeting a full in-service during the fourth quarter of 2018.

About Mountain Valley Pipeline
The Mountain Valley Pipeline (MVP) is a proposed underground, interstate natural gas pipeline system that spans approximately 300 miles from northwestern West Virginia to southern Virginia. Subject to approval and regulatory oversight by the Federal Energy Regulatory Commission, the MVP will be constructed and owned by Mountain Valley Pipeline, LLC – a joint venture of EQT Midstream Partners, LP; NextEra US Gas Assets, LLC; WGL Midstream; Vega Midstream MVP LLC; and RGC Midstream, LLC. The MVP was designed to transport clean-burning natural gas from the prolific Marcellus and Utica shale regions to the growing demand markets in the Mid-Atlantic and Southeast areas of the United States. Targeting a full in-service of late 2018, EQT Midstream Partners, majority interest owner, will operate the pipeline. From planning and development, to construction and in-service operation – MVP is dedicated to the safety of its communities, employees, and contractors; and to the preservation and protection of the environment. Visit www.mountainvalleypipeline.info

Mountain Valley Pipeline, LLC Cautionary Statements
Disclosures in this news release contain certain forward-looking statements that do not relate strictly to historical or current facts and are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this news release specifically include the expectations of plans, strategies, objectives and growth, and anticipated financial and operational performance of Mountain Valley Pipeline, LLC, including guidance regarding the proposed Mountain Valley Pipeline (MVP) and joint venture, such as the projected length and pipeline diameter of the MVP; the MVP’s expected interconnections with facilities and pipelines; existing customer commitments; the timing of development and construction for the MVP; the estimated cost of the MVP; the expected in-service date for the MVP; and the expected economic benefits of the MVP.. The forward-looking statements included in this news release are subject to risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Mountain Valley Pipeline, LLC has based these forward-looking statements on current expectations and assumptions about future events.

While Mountain Valley Pipeline, LLC considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, and other risks and uncertainties, most of which are difficult to predict and are beyond its control. The risks and uncertainties that may affect the operations, performance, and results of Mountain Valley Pipeline, LLC and forward-looking statements include, but are not limited to:

The business, financial condition, results of operations and prospects could suffer if Mountain Valley Pipeline, LLC does not proceed with projects under development or is unable to complete the construction of, or capital improvements to, its facilities on schedule or within budget.

The ability to complete construction of, and capital improvement to, facilities on schedule and within budget may be adversely affected by escalating costs for materials and labor and regulatory compliance, inability to obtain or renew necessary licenses, rights-of-way, permits or other approvals on acceptable terms or on schedule, disputes involving contractors, labor organizations, land owners, governmental entities, environmental groups, Native American and aboriginal groups, and other third parties, negative publicity, transmission interconnection issues, and other factors. If any development project or construction or capital improvement project is not completed, is delayed or is subject to cost overruns, certain associated costs may not be approved for recovery or recoverable through regulatory mechanisms that may otherwise be available, and Mountain Valley Pipeline, LLC could become obligated to make delay or termination payments or become obligated for other damages under contracts, could experience the loss of tax credits or tax incentives, or delayed or diminished returns, and could be required to write-off all or a portion of its investment in the project. Any of these events could have a material adverse effect on Mountain Valley Pipeline, LLC’s business, financial condition, results of operations and prospects.

Mountain Valley Pipeline, LLC may face risks related to project siting, financing, construction, permitting, governmental approvals and the negotiation of project development agreements that may impede its development and operating activities.

Mountain Valley Pipeline, LLC must periodically apply for licenses and permits from various local, state, federal and other regulatory authorities and abide by their respective conditions. Should Mountain Valley Pipeline, LLC be unsuccessful in obtaining necessary licenses or permits on acceptable terms, should there be a delay in obtaining or renewing necessary licenses or permits or should regulatory authorities initiate any associated investigations or enforcement actions or impose related penalties or disallowances on Mountain Valley Pipeline, LLC, Mountain Valley Pipeline, LLC’s business, financial condition, results of operations and prospects could be materially adversely affected. Any failure to negotiate successful project development agreements for new facilities with third parties could have similar results.

Mountain Valley Pipeline, LLC’s gas infrastructure facilities and other facilities are subject to many operational risks. Operational risks could result in, among other things, lost revenues due to prolonged outages, increased expenses due to monetary penalties or fines for compliance failures, liability to third parties for property and personal injury damage, a failure to perform under applicable sales agreements and associated loss of revenues from terminated agreements or liability for liquidated damages under continuing agreements. The consequences of these risks could have a material adverse effect on Mountain Valley Pipeline, LLC’s business, financial condition, results of operations and prospects.

Uncertainties and risks inherent in operating and maintaining Mountain Valley Pipeline, LLC's facilities include, but are not limited to, risks associated with facility start-up operations, such as whether the facility will achieve projected operating performance on schedule and otherwise as planned.

Mountain Valley Pipeline, LLC’s business, financial condition, results of operations and prospects can be materially adversely affected by weather conditions, including, but not limited to, the impact of severe weather.

Threats of terrorism and catastrophic events that could result from terrorism, cyber-attacks, or individuals and/or groups attempting to disrupt Mountain Valley Pipeline, LLC’s business, or the businesses of third parties, may materially adversely affect Mountain Valley Pipeline, LLC’s business, financial condition, results of operations and prospects.

Any forward-looking statement speaks only as of the date on which such statement is made and Mountain Valley Pipeline, LLC does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

Forward-Looking Statements of RGC Resources, Inc.
The statements in this release regarding RGC Resources, Inc. (the "company") that are not historical facts constitute “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include the company's expectations regarding expanding its customer base and access to its natural gas system, enhancing reliability of its natural gas system and strengthening natural gas supply. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results, performance, and/or achievements of the company may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, failure or delay of the MVP to be brought into service or failure of demand for natural gas, those risks and uncertainties described above for Mountain Valley Pipeline, LLC, and those risks and uncertainties set forth in the company’s periodic reports and other filings with the Securities and Exchange Commission. Such filings are available at the SEC’s website at www.sec.gov and at the company’s website at www.rgcresources.com. The statements made in this release are based on information available to the company as of the date of this release and the company undertakes no obligation to update any of the forward-looking statements after the date of this release.

Mountain Valley Pipeline media inquiries: Natalie Cox – Corporate Director, Communications 412.395.3941
ncox@eqt.com

Source: EQT Midstream Partners